                                                                EXHIBIT 4(e)(10)

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture, unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the first series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series A, due October 9, 2003" (the "Series A Bonds").

         (2) The Series A Bonds shall be authenticated and delivered in the aggregate principal amount of $850,000,000.

         (3)      Not applicable.

         (4) The principal of all Series A Bonds shall be payable by the Company in whole or in installments on such date or dates as the Company has any obligations under the Credit Agreement, dated as of October 10, 2002 (the "Credit Agreement"), among Citibank, N.A., as syndication agent, JPMorgan Chase Bank, as administrative agent (the "Administrative Agent") and the Banks from time to time parties thereto, to repay any Loans (as defined in the Credit Agreement) to the Banks (whether upon scheduled maturity, required prepayment, acceleration, demand or otherwise), but not later than October 9, 2003. The amount of principal of the Series A Bonds payable by the Company on any such date shall equal the aggregate principal amount of the Loans due and payable on such date pursuant to the Credit Agreement (but, in no event, shall exceed the aggregate principal amount of the Series A Bonds). The obligation of the Company to make any payment of the principal on the Series A Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the principal then due and payable on the Loans made pursuant to the Credit Agreement.

         (5) The Series A Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment

         Date (as hereinafter defined) on the Series A Bonds to equal the amount of interest payable on such Interest Payment Date under the Credit Agreement. Such interest on the Series A Bonds shall be payable on the same dates as interest is payable from time to time pursuant to the Credit Agreement (each such date herein called an "Interest Payment Date"), until the maturity of the Series A Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series A Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time under the Credit Agreement, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Credit Agreement. Each Series A Bond shall bear interest (a) from the date of initial authentication of this Bond to but excluding the Interest Payment Date next succeeding, and (b) from each Interest Payment Date to but excluding the Interest Payment Date next succeeding. The obligation of the Company to make any payment of interest on the Series A Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the interest on the Loans then due and payable pursuant to the Credit Agreement.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of and interest on the Series A Bonds shall be payable, (ii) registration of transfer of the Series A Bonds may be effected, (iii) exchanges of the Series A Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series A Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series A Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series A Bonds. The principal of the Series A Bonds shall be payable without the presentment or surrender thereof.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series A Bonds are issuable only in denominations of $850,000,000.

         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     See subsection (4) above.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Not applicable.

         (17) The Series A Bonds shall be evidenced by a single registered Series A Bond in the principal amount and denomination of Eight Hundred Fifty Million Dollars ($850,000,000). The Series A Bonds shall be dated October 10, 2002, shall mature no later than October 9, 2003, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series A Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Series A Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series A Bond shall be identified by the number A-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Administrative Agent, on behalf of itself and the Banks, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Administrative Agent under the Credit Agreement and provided that all obligations of the Administrative Agent under the Pledge Agreement (as defined below) shall also be transferred to, and assumed by, any such successor or assign. The Series A Bonds are to be issued to the Administrative Agent as security for the payment by the Company of its Obligations (as defined in the Pledge Agreement). The single Series A Bond shall be held by the Administrative Agent subject to the terms of the Pledge Agreement, dated as of October 10, 2002, between the Company and the Administrative Agent (the "Pledge Agreement").

         Series A Bonds issued upon transfer shall be numbered consecutively from A-2 upwards and issued in the same $850,000,000 denomination but, to the extent that the Loans are repaid, the registered holder thereof shall duly note on the Series A Bonds like reduction in the amount of principal in the Schedule of Prepayments to such Series A Bond and upon any transfer of said Series A Bond, such Schedule of Prepayments shall transfer to the subsequently issued Series A Bond. See also subsection
         (19) below.

         (18)     Not applicable.

         (19) The holder of the Series A Bond by acceptance of the Series A Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series A Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the series A Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series A Bonds, "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

         (21)     Not Applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series A Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Administrative Agent, signed by an authorized officer of the Administrative Agent and attested by the Secretary or an Assistant Secretary of the Administrative Agent within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series A Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series A Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series A Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

         IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                                            By: /s/ Marc Kilbride
                                                --------------------------------
                                            Name: Marc Kilbride
                                            Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    ----------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

                                                                       EXHIBIT A








                             FORM OF SERIES A BOND

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT COLLATERAL TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE COLLATERAL AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY AND THE SEVERAL PARTIES THERETO.


                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
              General Mortgage Bonds, Series A, due October 9, 2003


Original Interest Accrual Date:     October 10, 2002          Redeemable by Company:             Yes [ ]   No [X]
Stated Maturity:                    October 9, 2003           Redemption Date:  N/A
Interest Rate:                      See below                 Redemption Price: N/A
Interest Payment Dates:             See below
Regular Record Dates:               N/A



               This Security is not an Original Discount Security
              within the meaning of the within-mentioned Indenture.

                                   ----------

Principal Amount
$850,000,000                                                         No. A-1


CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), or its registered assigns, on behalf of itself and the Banks (as defined below), the principal sum of EIGHT HUNDRED FIFTY MILLION DOLLARS, or such lesser principal amount as shall be equal to the aggregate principal amount of Loans (as defined in the Credit Agreement defined below) outstanding from time to time under the Credit Agreement (as defined below), in whole or in installments on such date or dates as the Company has any obligations under the Credit Agreement to repay any Loans to the Banks (whether upon scheduled maturity, required prepayment, acceleration, demand or otherwise), but not later than the Stated Maturity specified above. The amount of principal of this Bond payable by the Company on any such date shall equal the aggregate principal amount of the Loans due and payable on such date pursuant to the Credit Agreement (but, in no event, shall exceed the principal amount of this Bond). The obligation of the Company to make any payment of the principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the principal then due and payable on the Loans made pursuant to the Credit Agreement.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of interest payable on such Interest Payment Date under the Credit Agreement. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Loans pursuant to the Credit Agreement (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time under the Credit Agreement, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Credit Agreement. This Bond shall bear interest (a) from the date of initial authentication of this Bond to but excluding the Interest Payment Date next succeeding, and (b) from each Interest Payment Date to but excluding the Interest Payment Date next succeeding. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the interest on the Loans then due and payable pursuant to the Credit Agreement.

This Bond is issued to the Administrative Agent by the Company pursuant to the Company's obligations under the Credit Agreement, dated as of October 10, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among the Company, Citibank, N.A., as Syndication Agent, JPMorgan Chase Bank, as Administrative Agent, and the banks and other financial institutions from time to time parties thereto (the "Banks"). This Bond shall be held by the Administrative Agent subject to the terms of the Pledge Agreement, dated as of October 10, 2002, between the Company, the Administrative Agent and the Administrative Agent in such capacity under the Credit Agreement. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Administrative Agent shall surrender this Bond to the Trustee when all of the principal of and interest on the Loans made pursuant to the Credit Agreement shall have been duly paid and the Credit Agreement shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and

PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

This Bond has been issued by the Company to the Administrative Agent for the benefit of the holders of the Loans to (i) provide security for the payment of the Company's obligations on the Loans under the Credit Agreement and (ii) provide to the holders of such Loans the benefits of the security provided for this Bond pursuant to the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Administrative Agent, signed by an authorized officer of the Administrative Agent and attested by the Secretary or an Assistant Secretary of the Administrative Agent within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall note the amounts of all reductions in the principal of the Loans under the Credit Agreement, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such reductions. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

           [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                   CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC



                                   By:
                                       --------------------------------------
                                        Name:
                                        Title:



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: October 10, 2002

                                    JPMORGAN CHASE BANK, as Trustee



                                    By:
                                       --------------------------------------
                                       Authorized Signatory

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the second series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series B, due November 1, 2018" (the "Series B Bonds").

         (2) The Series B Bonds shall be initially authenticated and delivered in the aggregate principal amount of $50,000,000.

         (3)      Not applicable.

         (4) The Series B Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on November 1, 2018. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Trust Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1997 BR Bonds").

         (5) The Series B Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment Date (as hereinafter defined) on the Series B Bonds to equal the amount of regularly scheduled interest payable on such Interest Payment Date under the Trust Indenture dated as of January 1, 1997 (as amended and supplemented, the "Trust Indenture") between Brazos River Authority (the "Issuer") and Bank One Trust Company, National Association (successor to The First National Bank of Chicago), as trustee (the "Trust Indenture Trustee") in respect of the Series 1997 BR Bonds. Such interest on the Series B Bonds shall be payable on the same dates as interest is payable from time to time in respect of the Series 1997 BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of the Series B Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series B Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1997 BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. Each Series B Bond shall bear interest from the later of the date of initial authentication of such Series B Bond or the most recent Interest Payment Date to which interest has been paid. The obligation of the Company to make any payment of interest on the Series B Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trust Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1997 BR Bonds.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas, shall be the place at which (i) the principal of, premium and interest on, the Series B Bonds shall be payable, (ii) registration of transfer of the Series B Bonds may be effected, (iii) exchanges of the Series B Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series B Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series B Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series B Bonds.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series B Bonds are issuable only in denominations of $50,000,000.

         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable

         (16)     Not applicable.

         (17) The Series B Bonds shall be evidenced by a single registered Series B Bond in the principal amount and denomination of Fifty Million Dollars ($50,000,000). The Series B Bonds shall be dated October 10, 2002, shall mature no later than November 1, 2018, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series B Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series B Bond shall be identified by the number B-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Trust Indenture Trustee, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Trust Indenture Trustee under the Trust Indenture, and provided that all obligations of the Trust Indenture Trustee under the Collateral Agreement (as defined herein) shall also be transferred to, and assumed by, any such successor or assign. The Series B Bonds are to be issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of January 1, 1997, by and between the Issuer and CenterPoint (as successor). The single Series B Bond shall be held by the Trust Indenture Trustee subject to the terms of the Series B Bonds Collateral Agreement (Series B Bonds), dated as of October 10, 2002, between the Company and the Trust Indenture Trustee (the "Collateral Agreement").

         Series B Bonds issued upon transfer shall be numbered consecutively from B-2 upwards and issued in the same $50,000,000 denomination. See also subsection (19) below.

         (18)     Not applicable.

         (19) The holder of the Series B Bond by acceptance of the Series B Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series B Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the Series B Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series B Bonds, "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Houston, Texas, or the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         (21)     Not applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series B Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Indenture Trustee, signed by an authorized officer of the Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series B Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series B Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series B Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                                     By: /s/ Marc Kilbride
                                         -------------------------------------
                                     Name: Marc Kilbride
                                     Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    -----------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

                                                                       EXHIBIT A

                              FORM OF SERIES B BOND

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT, AS FURTHER PROVIDED HEREIN, TO A SUCCESSOR OR ASSIGN OF THE TRUST INDENTURE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO HEREIN AMONG THE ISSUER AND THE TRUST INDENTURE TRUSTEE.

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             General Mortgage Bonds, Series B, due November 1, 2018

Original Interest Accrual Date:   October 10, 2002   Redeemable by Company:    Yes _  No X
Stated Maturity:                  November 1, 2018   Redemption Date:  N/A
Interest Rate:                    See below          Redemption Price: N/A
Interest Payment Dates:           See below
Regular Record Dates:             N/A

               This Security is not an Original Discount Security
              within the meaning of the within-mentioned Indenture.

                          -----------------------------

Principal Amount
$50,000,000                                                      No. B-1


CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to Bank One Trust Company, National Association as Trustee under the Trust Indenture (as herein defined) or its registered assigns (the "Indenture Trustee"), the principal sum of FIFTY MILLION DOLLARS, in whole or in installments on such date or dates as the Issuer (as defined herein) has any obligations under the Trust Indenture (as amended and supplemented, the "Trust Indenture"), dated as of January 1, 1997, between Brazos River Authority (the "Issuer") and the Indenture Trustee (as successor) to repay any principal in respect of the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1997 BR Bonds"), excluding any payment of principal in advance of the final scheduled maturity date thereof, but not later than the Stated Maturity specified above. The obligation of the Company to make any payment of principal on this Bond, whether at maturity or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Series 1997 BR Bonds.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of regularly scheduled interest payable on such Interest Payment Date in respect of the Series 1997 BR Bonds under the Trust Indenture. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Series 1997 BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1997 BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. This Bond shall bear interest (a) from the Interest Payment Date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial authentication of this Bond. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1997 BR Bonds.

This Bond is issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of January 1, 1997, between the Brazos River Authority and CenterPoint (as successor). This Bond shall be held by the Trust Indenture Trustee subject to the terms of the Collateral Agreement (Series B Bonds), dated as of October 10, 2002, between the Company and the Indenture Trustee. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Indenture Trustee shall surrender this Bond to the Trustee when all of the principal of and interest on the Series 1997 BR Bonds shall have been duly paid, and the Trust Indenture shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Trust Indenture Trustee, signed by an authorized officer of the Trust Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Trust Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall notify the Company and the Trustee of the name and address of the transferee. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                 CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                                 By: _____________________________________
                                     Name:
                                     Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______, 2002

                                 JPMORGAN CHASE BANK, as Trustee

                                 By: _____________________________________
                                     Authorized Signatory

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the third series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series C, due November 1, 2028" (the "Series C Bonds").

         (2) The Series C Bonds shall be initially authenticated and delivered in the aggregate principal amount of $68,000,000.

         (3)      Not applicable.

         (4) The Series C Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on November 1, 2028. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Trust Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1997 MC Bonds").

         (5) The Series C Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment Date (as hereinafter defined) on the Series C Bonds to equal the amount of regularly scheduled interest payable on such Interest Payment Date under the Trust Indenture dated as of January 1, 1997 (as amended and supplemented, the "Trust Indenture") between Matagorda County Navigation District Number One (the "Issuer") and Bank One Trust Company, National Association (successor to The First National Bank of Chicago), as trustee (the "Trust Indenture Trustee") in respect of the Series 1997 MC Bonds. Such interest on the Series C Bonds shall be payable on the same dates as interest is payable from time to time in respect of the Series 1997 PC Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of the Series C Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series C Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1997 MC Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. Each Series C Bond shall bear interest from the later of the date of initial authentication of such Series C Bond or the most recent Interest Payment Date to which interest has been paid. The obligation of the Company to make any payment of interest on the Series C Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trustee the Installment Payment in respect of the interest then due and payable on the Series 1997 MC Bonds.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of, premium and interest on, the Series C Bonds shall be payable, (ii) registration of transfer of the Series C Bonds may be effected, (iii) exchanges of the Series C Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series C Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series C Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series C Bonds.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series C Bonds are issuable only in denominations of $68,000,000.

         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Not applicable.

         (17) The Series C Bonds shall be evidenced by a single registered Series C Bond in the principal amount and denomination of Sixty-Eight Million Dollars ($68,000,000). The Series C Bonds shall be dated October 10, 2002, shall mature no later than November 1, 2028, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series C Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series C Bond shall be identified by the number C-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Trust Indenture Trustee, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Trust Indenture Trustee under the Trust Indenture, and provided that all obligations of the Trust Indenture Trustee under the Collateral Agreement (as defined herein) shall also be transferred to, and assumed by, any such successor or assign. The Series C Bonds are to be issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of January 1, 1997, by and between the Issuer and CenterPoint (as successor). The single Series C Bond shall be held by the Trust Indenture Trustee subject to the terms of the Series C Bonds Collateral Agreement (Series B Bonds), dated as of October 10, 2002, between the Company and the Trust Indenture Trustee (the "Collateral Agreement").

         Series C Bonds issued upon transfer shall be numbered consecutively from C-2 upwards and issued in the same $68,000,000 denomination. See also subsection (19) below.

         (18)     Not applicable.

         (19) The holder of the Series C Bond by acceptance of the Series C Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series C Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the Series C Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series C Bonds, "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Houston, Texas, or the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         (21)     Not applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series C Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Indenture

         Trustee, signed by an authorized officer of the Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series C Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series C Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series C Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                                By: /s/ Marc Kilbride
                                    ----------------------------------------
                                Name: Marc Kilbride
                                Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    ----------------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

                                                                       EXHIBIT A

                              FORM OF SERIES C BOND

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT, AS FURTHER PROVIDED HEREIN, TO A SUCCESSOR OR ASSIGN OF THE TRUST INDENTURE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO HEREIN AMONG THE ISSUER AND THE TRUST INDENTURE TRUSTEE.

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             General Mortgage Bonds, Series C, due November 1, 2028

Original Interest Accrual Date:     October 10, 2002          Redeemable by Company:             Yes _  No X
Stated Maturity:                    November 1, 2028          Redemption Date:  N/A
Interest Rate:                      See below                 Redemption Price: N/A
Interest Payment Dates:             See below
Regular Record Dates:               N/A

               This Security is not an Original Discount Security
              within the meaning of the within-mentioned Indenture.

                          -----------------------------

Principal Amount
$68,000,000                                                        No. C-1


CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to Bank One Trust Company, National Association as Trustee under the Trust Indenture (as herein defined) or its registered assigns (the "Indenture Trustee"), the principal sum of SIXTY EIGHT MILLION DOLLARS, in whole or in installments on such date or dates as the Issuer (as defined herein) has any obligations under the Trust Indenture (as amended and supplemented, the "Trust Indenture"), dated as of January 1, 1997, between Matagorda County Navigation District Number One (the "Issuer") and the Indenture Trustee (as successor) to repay any principal in respect of the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1997 MC Bonds"), excluding any payment of principal in advance of the final scheduled maturity date thereof, but not later than the Stated Maturity specified above. The obligation of the Company to make any payment of principal on this Bond, whether at maturity or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Series 1997 MC Bonds.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of regularly scheduled interest payable on such Interest Payment Date in respect of the Series 1997 MC Bonds under the Trust Indenture. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Series 1997 MC Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1997 MC Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. This Bond shall bear interest (a) from the Interest Payment Date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial authentication of this Bond. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1997 MC Bonds.

This Bond is issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of January 1, 1997, between Matagorda County Navigation District Number One and CenterPoint (as successor). This Bond shall be held by the Indenture Trustee subject to the terms of the Collateral Agreement (Series C Bonds), dated as of October 10, 2002, between the Company and the Trust Indenture Trustee. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Indenture Trustee shall surrender this Bond to the Trustee when all of the principal of and interest on the Series 1997 MC Bonds shall have been duly paid, and the Trust Indenture shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and

PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Trust Indenture Trustee, signed by an authorized officer of the Trust Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Trust Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall notify the Company and the Trustee of the name and address of the transferee. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                                     By: _____________________________________
                                         Name:
                                         Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______, 2002

                                     JPMORGAN CHASE BANK, as Trustee

                                     By: _____________________________________
                                         Authorized Signatory

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the fourth series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series D, due May 1, 2019" (the "Series D Bonds").

         (2) The Series D Bonds shall be initially authenticated and delivered in the aggregate principal amount of $100,000,000.

         (3)      Not applicable.

         (4) The Series D Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on May 1, 2019. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Trust Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1998A BR Bonds").

         (5) The Series D Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment Date (as hereinafter defined) on the Series D Bonds to equal the amount of regularly scheduled interest payable on such Interest Payment Date under the Trust Indenture dated as of February 1, 1998 (as amended and supplemented, the "Trust Indenture") between Brazos River Authority (the "Issuer") and JPMorgan Chase Bank (successor to Chase Bank of Texas, National Association, as trustee (the "Trust Indenture Trustee") in respect of the Series 1998A BR Bonds. Such interest on the Series D Bonds shall be payable on the same dates as interest is payable from time to time in respect of the Series 1998A BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of the Series D Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series D Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1998A BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. Each Series D Bond shall bear interest from the later of the date of initial authentication of such Series D Bond or the most recent Interest Payment Date to which interest has been paid. The obligation of the Company to make any payment of interest on the Series D Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trust Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1998A BR Bonds.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of, premium and interest on, the Series D Bonds shall be payable, (ii) registration of transfer of the Series D Bonds may be effected, (iii) exchanges of the Series D Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series D Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series D Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series D Bonds.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series D Bonds are issuable only in denominations of $100,000,000.

         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Not applicable.

         (17) The Series D Bonds shall be evidenced by a single registered Series D Bond in the principal amount and denomination of One Hundred Million Dollars ($100,000,000). The Series D Bonds shall be dated October 10, 2002, shall mature no later than May 1, 2019, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series D Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series D Bond shall be identified by the number D-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Trust Indenture Trustee, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Trust Indenture Trustee under the Trust Indenture, and provided that all obligations of the Trust Indenture Trustee under the Collateral Agreement (as defined herein) shall also be transferred to, and assumed by, any such successor or assign. The Series D Bonds are to be issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of February 1, 1998, by and between the Issuer and CenterPoint (as successor). The single Series D Bond shall be held by the Trust Indenture Trustee subject to the terms of the Series D Bonds Collateral Agreement (Series D Bonds), dated as of October 10, 2002, between the Company and the Trust Indenture Trustee (the "Collateral Agreement").

         Series D Bonds issued upon transfer shall be numbered consecutively from D-2 upwards and issued in the same $100,000,000 denomination. See also subsection (19) below.

         (18)     Not applicable.

         (19) The holder of the Series D Bond by acceptance of the Series D Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series D Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the Series D Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series D Bonds, "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Houston, Texas, or the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         (21)     Not applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series D Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Indenture

         Trustee, signed by an authorized officer of the Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series D Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series D Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series D Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                                     By: /s/ Marc Kilbride
                                         ---------------------------------------
                                     Name: Marc Kilbride
                                     Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    ----------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

                             FORM OF SERIES D BONDS

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT, AS FURTHER PROVIDED HEREIN, TO A SUCCESSOR OR ASSIGN OF THE TRUST INDENTURE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO HEREIN AMONG THE ISSUER AND THE TRUST INDENTURE TRUSTEE.

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
                General Mortgage Bonds, Series D, due May 1, 2019

Original Interest Accrual Date:     October 10, 2002          Redeemable by Company:             Yes _   No X
Stated Maturity:                    May 1, 2019               Redemption Date:  N/A
Interest Rate:                      See below                 Redemption Price: N/A
Interest Payment Dates:             See below
Regular Record Dates:               N/A

               This Security is not an Original Discount Security
              within the meaning of the within-mentioned Indenture.

                          -----------------------------

Principal Amount
$100,000,000                                                      No. D-1

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to JPMorgan Chase Bank as Trustee under the Trust Indenture (as herein defined) or its registered assigns (the "Indenture Trustee"), the principal sum of ONE HUNDRED MILLION DOLLARS, in whole or in installments on such date or dates as the Issuer (as defined herein) has any obligations under the Trust Indenture (as amended and supplemented, the "Trust Indenture"), dated as of February 1, 1998, between Brazos River Authority (the "Issuer") and the Indenture Trustee (as successor) to repay any principal in respect of the 1998A Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1998A BR Bonds"), excluding any payment of principal in advance of the final scheduled maturity date thereof, but not later than the Stated Maturity specified above. The obligation of the Company to make any payment of principal on this Bond, whether at maturity or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Series 1998A BR Bonds.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of regularly scheduled interest payable on such Interest Payment Date in respect of the Series 1998A BR Bonds under the Trust Indenture. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Series 1998A BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1998A BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. This Bond shall bear interest
(a) from the Interest Payment Date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial authentication of this Bond. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trust Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1998A BR Bonds.

This Bond is issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of February 1, 1998, between the Brazos River Authority and CenterPoint (as successor). This Bond shall be held by the Trust Indenture Trustee subject to the terms of the Collateral Agreement, (Series D Bonds) dated as of October 10, 2002, between the Company and the Indenture Trustee. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Indenture Trustee shall surrender this Bond to the Trustee when all of the principal of and interest on the Series 1998A BR Bonds shall have been duly paid, and the Trust Indenture shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Trust Indenture Trustee, signed by an authorized officer of the Trust Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Trust Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall notify the Company and the Trustee of the name and address of the transferee. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                                    By: _____________________________________
                                        Name:
                                        Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______, 2002

                                    JPMORGAN CHASE BANK, as Trustee

                                    By: _____________________________________
                                        Authorized Signatory

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the fifth series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series E, due November 1, 2020" (the "Series E Bonds").

         (2) The Series E Bonds shall be initially authenticated and delivered in the aggregate principal amount of $90,000,000.

         (3)      Not applicable.

         (4) The Series E Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on November 1, 2020. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Trust Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1998B BR Bonds").

         (5) The Series E Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment Date (as hereinafter defined) on the Series E Bonds to equal the amount of regularly scheduled interest payable on such Interest Payment Date under the Trust Indenture dated as of February 1, 1998 (as amended and supplemented, the "Trust Indenture") between Brazos River Authority (the "Issuer") and JPMorgan Chase Bank (successor to Chase Bank of Texas, National Association), as trustee (the "Trust Indenture Trustee") in respect of the Series 1998A BR Bonds. Such interest on the Series E Bonds shall be payable on the same dates as interest is payable from time to time in respect of the Series 1998B BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of the Series E Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series E Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1998B BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. Each Series E Bond shall bear interest from the later of the date of initial authentication of such Series E Bond or the most recent Interest Payment Date to which interest has been paid. The obligation of the Company to make any payment of interest on the Series E Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trust Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1998B BR Bonds.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of, premium and interest on, the Series E Bonds shall be payable, (ii) registration of transfer of the Series E Bonds may be effected, (iii) exchanges of the Series E Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series E Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series E Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series E Bonds.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series E Bonds are issuable only in denominations of $90,000,000.

         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Not applicable.

         (17) The Series E Bonds shall be evidenced by a single registered Series E Bond in the principal amount and denomination of Ninety Million Dollars ($90,000,000). The Series E Bonds shall be dated October 10, 2002, shall mature no later than November 1, 2020, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series E Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series E Bond shall be identified by the number E-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Trust Indenture Trustee, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Trust Indenture Trustee under the Trust Indenture, and provided that all obligations of the Trust Indenture Trustee under the Collateral Agreement (as defined herein) shall also be transferred to, and assumed by, any such successor or assign. The Series E Bonds are to be issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of February 1, 1998, by and between the Issuer and CenterPoint (as successor). The single Series E Bond shall be held by the Trust Indenture Trustee subject to the terms of the Series E Bonds Collateral Agreement (Series E Bonds), dated as of October 10, 2002, between the Company and the Trust Indenture Trustee (the "Collateral Agreement").

         Series E Bonds issued upon transfer shall be numbered consecutively from E-2 upwards and issued in the same $90,000,000 denomination. See also subsection (19) below.

         (18)     Not applicable.

         (19) The holder of the Series E Bond by acceptance of the Series E Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series E Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the Series E Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series E Bonds, "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Houston, Texas, or the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         (21)     Not applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series E Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Indenture

         Trustee, signed by an authorized officer of the Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series E Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series E Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series E Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                               By: /s/ Marc Kilbride
                                   ----------------------------------------
                               Name: Marc Kilbride
                               Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    ----------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

                             FORM OF SERIES E BONDS

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT, AS FURTHER PROVIDED HEREIN, TO A SUCCESSOR OR ASSIGN OF THE TRUST INDENTURE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO HEREIN AMONG THE ISSUER AND THE TRUST INDENTURE TRUSTEE.

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             General Mortgage Bonds, Series E, due November 1, 2020

Original Interest Accrual Date:     October 10, 2002          Redeemable by Company:             Yes _   No X
Stated Maturity:                    November 1, 2020          Redemption Date:  N/A
Interest Rate:                      See below                 Redemption Price: N/A
Interest Payment Dates:             See below
Regular Record Dates:               N/A

               This Security is not an Original Discount Security
              within the meaning of the within-mentioned Indenture.

                          -----------------------------

Principal Amount
$90,000,000                                                          No. E-1


CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to JPMorgan Chase Bank as Trustee under the Trust Indenture (as herein defined) or its registered assigns (the "Indenture Trustee"), the principal sum of NINETY MILLION DOLLARS, in whole or in installments on such date or dates as the Issuer (as defined herein) has any obligations under the Trust Indenture (as amended and supplemented, the "Trust Indenture"), dated as of February 1, 1998, between Brazos River Authority (the "Issuer") and the Indenture Trustee (as successor) to reply any principal in respect of the 1998B Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1998B BR Bonds"), excluding any payment of principal in advance of the final scheduled maturity date thereof, but not later than the Stated Maturity specified above. The obligation of the Company to make any payment of principal on this Bond, whether at maturity or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Series 1998B BR Bonds.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of regularly scheduled interest payable on such Interest Payment Date in respect of the Series 1998B BR Bonds under the Trust Indenture. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Series 1998B BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1998B BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. This Bond shall bear interest
(a) from the Interest Payment Date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial authentication of this Bond. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1998B BR Bonds.

This Bond is issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of February 1, 1998, between the Brazos River Authority and CenterPoint (as successor). This Bond shall be held by the Trust Indenture Trustee subject to the terms of the Collateral Agreement (Series E Bonds), dated as of October 10, 2002, between the Company and the Indenture Trustee. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Indenture Trustee shall surrender this Bond to the Trustee when all of the principal of and interest on the Series 1998B BR Bonds shall have been duly paid, and the Trust Indenture shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Trust Indenture Trustee, signed by an authorized officer of the Trust Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Trust Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall notify the Company and the Trustee of the name and address of the transferee. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                                   By: _____________________________________
                                       Name:
                                       Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______, 2002

                                   JPMORGAN CHASE BANK, as Trustee

                                   By: _____________________________________
                                       Authorized Signatory

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the sixth series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series F, due May 1, 2019" (the "Series F Bonds").

         (2) The Series F Bonds shall be initially authenticated and delivered in the aggregate principal amount of $100,000,000.

         (3)      Not applicable.

         (4) The Series F Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on May 1, 2019. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Trust Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1998C BR Bonds").

         (5) The Series F Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment Date (as hereinafter defined) on the Series F Bonds to equal the amount of regularly scheduled interest payable on such Interest Payment Date under the Trust Indenture dated as of February 1, 1998 (as amended and supplemented, the "Trust Indenture") between Brazos

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         River Authority (the "Issuer") and JPMorgan Chase Bank (successor to
         Chase Bank of Texas, National Association), as trustee (the "Trust Indenture Trustee") in respect of the Series 1998C BR Bonds. Such interest on the Series F Bonds shall be payable on the same dates as interest is payable from time to time in respect of the Series 1998C BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of the Series F Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series F Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1998C BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. Each Series F Bond shall bear interest from the later of the date of initial authentication of such Series F Bond or the most recent Interest Payment Date to which interest has been paid. The obligation of the Company to make any payment of interest on the Series F Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trust Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1998C BR Bonds.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of, premium and interest on, the Series F Bonds shall be payable, (ii) registration of transfer of the Series F Bonds may be effected, (iii) exchanges of the Series F Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series F Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series F Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series F Bonds.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series F Bonds are issuable only in denominations of $100,000,000.

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         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Not applicable.

         (17) The Series F Bonds shall be evidenced by a single registered Series F Bond in the principal amount and denomination of One Hundred Million Dollars ($100,000,000). The Series F Bonds shall be dated October 10, 2002, shall mature no later than May 1, 2019, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series F Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series F Bond shall be identified by the number F-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Trust Indenture Trustee, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Trust Indenture Trustee under the Trust Indenture, and provided that all obligations of the Trust Indenture Trustee under the Collateral Agreement (as defined herein) shall also be transferred to, and assumed by any such successor or assign. The Series F Bonds are to be issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of February 1, 1998, by and between the Issuer and CenterPoint (as successor). The single Series F Bond shall be held by the Trust Indenture Trustee subject to the terms of the Series F Bonds Collateral Agreement (Series F Bonds) , dated as of October 10, 2002, between the Company and the Trust Indenture Trustee (the "Collateral Agreement").

         Series F Bonds issued upon transfer shall be numbered consecutively from F-2 upwards and issued in the same $100,000,000 denomination. See also subsection (19) below.

         (18)     Not applicable.

         (19) The holder of the Series F Bond by acceptance of the Series F Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series F Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the Series F Bonds, or any Tranche thereof; provided, however,

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

         that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series F Bonds, "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Houston, Texas, or the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         (21)     Not applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series F Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Indenture Trustee, signed by an authorized officer of the Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series F Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series F Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series F Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

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

                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                                 By: /s/ Marc Kilbride
                                     ----------------------------------------
                                 Name: Marc Kilbride
                                 Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    ----------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

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

                                                                       EXHIBIT A

                              FORM OF SERIES F BOND

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT, AS FURTHER PROVIDED HEREIN, TO A SUCCESSOR OR ASSIGN OF THE TRUST INDENTURE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO HEREIN AMONG THE ISSUER AND THE TRUST INDENTURE TRUSTEE.

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
                General Mortgage Bonds, Series F, due May 1, 2019

Original Interest Accrual Date:     October 10, 2002          Redeemable by Company:             Yes _   No X
Stated Maturity:                    May 1, 2019               Redemption Date:  N/A
Interest Rate:                      See below                 Redemption Price: N/A
Interest Payment Dates:             See below
Regular Record Dates:               N/A

               This Security is not an Original Discount Security
             within the meaning of the within-mentioned Indenture.

                         -----------------------------

Principal Amount
$100,000,000                                                       No. F-1

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to JPMorgan Chase Bank as Trustee under the Trust Indenture (as herein defined) or its registered assigns (the "Indenture Trustee"), the principal sum of ONE HUNDRED MILLION DOLLARS, in whole or in installments on such date or dates as the Issuer (as defined herein) has any obligations under the Trust Indenture (as amended and supplemented, the "Trust Indenture"), dated as of February 1, 1998, between Brazos River Authority (the "Issuer") and the Indenture Trustee (as successor) to repay any principal in respect of the 1998C Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1998C BR Bonds"), excluding any payment of principal in advance of the final scheduled maturity date thereof, but not later than the Stated Maturity specified above. The obligation of the Company to make any payment of principal on this Bond, whether at maturity or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Series 1998C BR Bonds.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of regularly scheduled interest payable on such Interest Payment Date in respect of the Series 1998C BR Bonds under the Trust Indenture. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Series 1998C BR Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1998C BR Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. This Bond shall bear interest
(a) from the Interest Payment Date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial authentication of this Bond. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1998C BR Bonds.

This Bond is issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of February 1, 1998, between the Brazos River Authority and CenterPoint (as successor). This Bond shall be held by the Trust Indenture Trustee subject to the terms of the Collateral Agreement (Series F Bonds), dated as of October 10, 2002, between the Company and the Indenture Trustee. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Indenture Trustee shall surrender this Bond to the Trustee when all of the principal of and interest on the Series 1998C BR Bonds shall have been duly paid, and the Trust Indenture shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Trust Indenture Trustee, signed by an authorized officer of the Trust Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Trust Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall notify the Company and the Trustee of the name and address of the transferee. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any

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purpose.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                                   By: _____________________________________
                                       Name:
                                       Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______, 2002

                                   JPMORGAN CHASE BANK, as Trustee

                                   By: _____________________________________
                                       Authorized Signatory

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the seventh series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series G, due January 1, 2011" (the "Series G Bonds").

         (2) The Series G Bonds shall be initially authenticated and delivered in the aggregate principal amount of $19,200,000.

         (3)      Not applicable.

         (4) The Series G Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on January 1, 2011. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Trust Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1999 GC Bonds").

         (5) The Series G Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment Date (as hereinafter defined) on the Series G Bonds to equal the amount of regularly scheduled interest payable on such Interest Payment Dates under the Trust Indenture dated as of April 1, 1999 (as amended and supplemented, the "Trust Indenture") between Gulf Coast Waste

         Disposal Authority (the "Issuer") and JPMorgan Chase Bank (successor to Chase Bank of Texas, National Association), as trustee (the "Trust Indenture Trustee") in respect of the Series 1999 GC Bonds". Such interest on the Series G Bonds shall be payable on the same dates as interest is payable from time to time in respect of the Series 1999 GC Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of the Series G Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series G Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1999 GC Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. Each Series G Bond shall bear interest from the later of the date of initial authentication of such Series G Bond or the most recent Interest Payment Date to which interest has been paid. The obligation of the Company to make any payment of interest on the Series G Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trust Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1999 GC Bonds.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of, premium and interest on, the Series G Bonds shall be payable, (ii) registration of transfer of the Series G Bonds may be effected, (iii) exchanges of the Series G Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series G Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series G Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series G Bonds.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series G Bonds are issuable only in denominations of $19,200,000.

         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Not applicable.

         (17) The Series G Bonds shall be evidenced by a single registered Series G Bond in the principal amount and denomination of Nineteen Million Two Hundred Thousand Dollars ($19,200,000). The Series G Bonds shall be dated October 10, 2002, shall mature no later than January 1, 2011, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series G Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series G Bond shall be identified by the number G-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Trust Indenture Trustee, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Trust Indenture Trustee under the Trust Indenture, and provided that all obligations of the Trust Indenture Trustee under the Collateral Agreement (as defined herein) shall also be transferred to, and assumed by, any such successor or assign. The Series G Bonds are to be issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of April 1, 1999, by and between the Issuer and CenterPoint (as successor). The single Series G Bond shall be held by the Trust Indenture Trustee subject to the terms of the Series G Bonds Collateral Agreement (Series G Bonds), dated as of October 10, 2002, between the Company and the Trust Indenture Trustee (the "Collateral Agreement").

         Series G Bonds issued upon transfer shall be numbered consecutively from G-2 upwards and issued in the same $19,200,000 denomination. See also subsection (19) below.

         (18)     Not applicable.

         (19) The holder of the Series G Bond by acceptance of the Series G Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series G Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the Series G Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series G Bonds, "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Houston, Texas, or the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         (21)     Not applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series G Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Indenture Trustee, signed by an authorized officer of the Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series G Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series G Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series G Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                                  By: /s/ Marc Kilbride
                                      ----------------------------------------
                                  Name: Marc Kilbride
                                  Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    -----------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

                                                                       EXHIBIT A

                              FORM OF SERIES G BOND

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT, AS FURTHER PROVIDED HEREIN, TO A SUCCESSOR OR ASSIGN OF THE TRUST INDENTURE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO HEREIN AMONG THE ISSUER AND THE TRUST INDENTURE TRUSTEE.

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
              General Mortgage Bonds, Series G, due January 1, 2011

Original Interest Accrual Date:     October 10, 2002          Redeemable by Company:             Yes _   No X
Stated Maturity:                    January 1, 2011           Redemption Date:  N/A
Interest Rate:                      See below                 Redemption Price: N/A
Interest Payment Dates:             See below
Regular Record Dates:               N/A

               This Security is not an Original Discount Security
             within the meaning of the within-mentioned Indenture.

                         -----------------------------

Principal Amount
$19,200,000                                                        No. G-1

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to JPMorgan Chase Bank as Trustee under the Trust Indenture (as herein defined) or its registered assigns (the "Indenture Trustee"), the principal sum of NINETEEN MILLION TWO HUNDRED THOUSAND DOLLARS, in whole or in installments on such date or dates as the Issuer (as defined herein) has any obligations under the Trust Indenture (as amended and supplemented, the "Trust Indenture"), dated as of April 1, 1999, between Gulf Coast Waste Disposal Authority (the "Issuer") and the Indenture Trustee (as successor) to repay any principal in respect of the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1999 GC Bonds"), excluding any payment of principal in advance of the final scheduled maturity date thereof, but not later than the Stated Maturity specified above. The obligation of the Company to make any payment of principal on this Bond, whether at maturity or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Series 1999 GC Bonds.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of regularly scheduled interest payable on such Interest Payment Date in respect of the Series 1999 GC Bonds under the Trust Indenture. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Series 1999 GC Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1999 GC Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. This Bond shall bear interest (a) from the Interest Payment Date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial authentication of this Bond. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1999 GC Bonds.

This Bond is issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of April 1, 1999, between Gulf Coast Waste Disposal Authority and CenterPoint (as successor). This Bond shall be held by the Trust Indenture Trustee subject to the terms of the Collateral Agreement (Series G Bonds), dated as of October 10, 2002, between the Company and the Indenture Trustee. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Indenture Trustee shall surrender this Bond to the Trustee when all of the principal of and interest on the Series 1999 GC Bonds shall have been duly paid, and the Trust Indenture shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Trust Indenture Trustee, signed by an authorized officer of the Trust Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Trust Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall notify the Company and the Trustee of the name and address of the transferee. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                 CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                                 By: _____________________________________
                                     Name:
                                     Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______, 2002

                                 JPMORGAN CHASE BANK, as Trustee

                                 By: _____________________________________
                                     Authorized Signatory

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                              OFFICER'S CERTIFICATE

                                October 10, 2002

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the "Company"), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the Manager of the Company dated October 10, 2002, and Sections 105, 201, 301, 401(1) and 402(2)(A) of the General Mortgage Indenture dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee (the "Trustee"). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer's Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

         (1) The Securities of the eighth series to be issued under the Indenture shall be designated "General Mortgage Bonds, Series H, due June 1, 2026" (the "Series H Bonds").

         (2) The Series H Bonds shall be initially authenticated and delivered in the aggregate principal amount of $100,000,000.

         (3)      Not applicable.

         (4) The Series H Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on June 1, 2026. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Trust Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1999A MC Bonds").

         (5) The Series H Bonds shall bear interest from the time hereinafter provided at such rate per annum as shall cause the amount of interest payable on each Interest Payment Date (as hereinafter defined) on the Series H Bonds to equal the amount of regularly scheduled interest payable on such Interest Payment Date under the Trust Indenture dated as of April 1, 1999 (as amended and supplemented, the "Trust Indenture") between Matagorda

         County Navigation District Number One (the "Issuer") and JPMorgan Chase Bank (successor to Chase Bank of Texas, National Association, as trustee (the "Trust Indenture Trustee") in respect of the Series 1999A MC Bonds. Such interest on the Series H Bonds shall be payable on the same dates as interest is payable from time to time in respect of the Series 1999A MC Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of the Series H Bonds, or, in the case of any default by the Company in the payment of the principal due on the Series H Bonds, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1999A MC Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest is payable are set forth in the Trust Indenture. Each Series H Bond shall bear interest from the later of the date of initial authentication of such Series H Bond or the most recent Interest Payment Date to which interest has been paid. The obligation of the Company to make any payment of interest on the Series H Bonds shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Trust Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1999A MC Bonds.

         (6) The Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas shall be the place at which (i) the principal of, premium and interest on, the Series H Bonds shall be payable, (ii) registration of transfer of the Series H Bonds may be effected, (iii) exchanges of the Series H Bonds may be effected and (iv) notices and demands to or upon the Company in respect of the Series H Bonds and the Indenture may be served; and JPMorgan Chase Bank shall be the Security Registrar for the Series H Bonds; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer's Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Series H Bonds.

         (7)      Not applicable.

         (8)      Not applicable.

         (9) The Series H Bonds are issuable only in denominations of $100,000,000.

         (10)     Not applicable.

         (11)     Not applicable.

         (12)     Not applicable.

         (13)     Not applicable.

         (14)     Not applicable.

         (15)     Not applicable.

         (16)     Not applicable.

         (17) The Series H Bonds shall be evidenced by a single registered Series H Bond in the principal amount and denomination of One Hundred Million Dollars ($100,000,000). The Series H Bonds shall be dated October 10, 2002, shall mature no later than June 1, 2026, unless sooner paid, and shall bear interest at the rate specified in subsection (5) above. The Series H Bonds may be executed by the Company and delivered to the Trustee for authentication and delivery. The principal of and interest on the Bonds shall be payable at the Corporate Trust Office of the Trustee in Houston, Texas.

         The single Series H Bond shall be identified by the number H-1 and shall upon issuance be delivered by the Company to, and registered in the name of, the Trust Indenture Trustee, and shall be transferable only as required to effect an assignment thereof to a successor or an assign of the Trust Indenture Trustee under the Trust Indenture, and provided that all obligations of the Trust Indenture Trustee under the Collateral Agreement (as defined herein) shall also be transferred to, and assumed by, any such successor or assign. The Series H Bonds are to be issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of April 1, 1999, by and between the Issuer and CenterPoint (as successor). The single Series H Bond shall be held by the Trust Indenture Trustee subject to the terms of the Series H Bonds Collateral Agreement (Series H Bonds), dated as of October 10, 2002, between the Company and the Trust Indenture Trustee (the "Collateral Agreement").

         Series H Bonds issued upon transfer shall be numbered consecutively from H-2 upwards and issued in the same $100,000,000 denomination. See also subsection (19) below.

         (18)     Not applicable.

         (19) The holder of the Series H Bond by acceptance of the Series H Bond agrees to restrictions on transfer and to waivers of certain rights of exchange as set forth herein. The Series H Bonds have not been registered under the Securities Act of 1933 and may not be offered, sold or otherwise transferred in the absence of such registration or an applicable exemption therefrom. No service charge shall be made for the registration of transfer or exchange of the Series H Bonds, or any Tranche thereof; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer.

         (20) For purposes of the Series H Bonds, "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Houston, Texas, or the city in which the principal corporate trust office of the Indenture Trustee is located, are authorized by law to close or (iii) a day on which the New York Stock Exchange is closed.

         (21)     Not applicable.

         (22) The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Series H Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Indenture Trustee, signed by an authorized officer of the Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on the Series H Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         The Series H Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit A, and shall be issued in substantially such form.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the issuance of the Series H Bonds and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenants and conditions have been complied with.

         In the opinion of the undersigned, such conditions and covenants have been complied with.

                  IN WITNESS WHEREOF, the undersigned has executed this Officer's Certificate on this 10th day of October, 2002.

                                    By: /s/ Marc Kilbride
                                        ----------------------------------------
                                    Name: Marc Kilbride
                                    Title: Vice President and Treasurer

Acknowledged and Received on
October 10, 2002

JPMORGAN CHASE BANK,
as Trustee

By: /s/ Ronda L. Parmen
    -----------------------------------------
Name: Ronda L. Parmen
Title: Vice President and Trust Officer

                                                                       EXHIBIT A

                              FORM OF SERIES H BOND

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT, AS FURTHER PROVIDED HEREIN, TO A SUCCESSOR OR ASSIGN OF THE TRUST INDENTURE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO HEREIN AMONG THE ISSUER AND THE TRUST INDENTURE TRUSTEE.

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
               General Mortgage Bonds, Series H, due June 1, 2026

Original Interest Accrual Date:     October 10, 2002          Redeemable by Company:             Yes _   No X
Stated Maturity:                    June 1, 2026              Redemption Date:  N/A
Interest Rate:                      See below                 Redemption Price: N/A
Interest Payment Dates:             See below
Regular Record Dates:               N/A

               This Security is not an Original Discount Security
              within the meaning of the within-mentioned Indenture.

                          -----------------------------

Principal Amount
$100,000,000                                                        No. H-1

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a corporation duly organized and existing under the laws of the State of Texas (herein called the "Company," which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to JPMorgan Chase Bank as Trustee under the Trust Indenture (as herein defined) or its registered assigns (the "Indenture Trustee"), the principal sum of ONE HUNDRED MILLION DOLLARS, in whole or in installments on such date or dates as the Issuer (as defined herein) has any obligations under the Trust Indenture (as amended and supplemented, the "Trust Indenture"), dated as of April 1, 1999, between Matagorda County Navigation District Number One (the "Issuer") and the Indenture Trustee (as successor) to repay any principal in respect of the Bonds (as such term is defined in the Trust Indenture, and hereinafter referred to as the "Series 1999A MC Bonds"), excluding any payment of principal in advance of the final scheduled maturity date thereof, but not later than the Stated Maturity specified above. The obligation of the Company to make any payment of principal on this Bond, whether at maturity or otherwise, shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent CenterPoint Energy, Inc. ("CenterPoint") has paid to the Indenture Trustee the Installment Payment (as defined below) in respect of the principal then due and payable on the Series 1999A MC Bonds.

Interest shall be payable on this Bond on each Interest Payment Date (as hereinafter defined) at such rate per annum as shall cause the amount of interest payable on such Interest Payment Date on this Bond to equal the amount of regularly scheduled interest payable on such Interest Payment Date in respect of the Series 1999A MC Bonds under the Trust Indenture. Such interest shall be payable on the same dates as interest is payable from time to time in respect of the Series 1999A MC Bonds pursuant to the Trust Indenture (each such date herein called an "Interest Payment Date"), until the maturity of this Bond, or, if the Company shall default in the payment of the principal due on this Bond, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. The amount of interest payable from time to time in respect of the Series 1999A MC Bonds under the Trust Indenture, the basis on which such interest is computed and the dates on which such interest

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is payable are set forth in the Trust Indenture. This Bond shall bear interest
(a) from the Interest Payment Date next preceding the date of this Bond to which interest has been paid, or (b) if the date of this Bond is an Interest Payment Date to which interest has been paid, then from such date, or (c) if no interest has been paid on this Bond, then from the date of initial authentication of this Bond. The obligation of the Company to make any payment of interest on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that CenterPoint has paid to the Indenture Trustee the Installment Payment in respect of the interest then due and payable on the Series 1999A MC Bonds.

This Bond is issued to the Trust Indenture Trustee as security for the payment by CenterPoint of the Installment Payments, as defined in, and pursuant to the Installment Payment and Bond Amortization Agreement, dated as of April 1, 1999, between Matagorda County Navigation District Number One and CenterPoint (as successor). This Bond shall be held by the Trust Indenture Trustee subject to the terms of the Collateral Agreement (Series H Bonds), of October 10, 2002, between the Company and the Indenture Trustee. Any capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture (as defined below), unless otherwise noted.

The Indenture Trustee shall surrender this Bond to the Trustee when all of the principal of and interest on the Series 1999A MC Bonds shall have been duly paid, and the Trust Indenture shall have been terminated.

Payments of the principal of and interest on this Bond shall be made at the Corporate Trust Office of JPMorgan Chase Bank, as Trustee, located at 600 Travis Street, Suite 1150, Houston, Texas 77002, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the "Indenture"), between the Company and JPMorgan Chase Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series designated above.

The Bonds of this series will not be entitled to the benefit of any sinking fund or voluntary redemption provisions.

If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of this Bond may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; PROVIDED, HOWEVER, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and PROVIDED, FURTHER, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions

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permitting the Holders of a majority in principal amount of the Securities then
Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the Corporate Trust Office of JPMorgan Chase Bank in Houston, Texas or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Bond shall be registered upon the Security Register for the Bonds of this series as the absolute owner of such Bond for the purpose of receiving payment of or on account of the principal of and interest on this Bond and for all other purposes, whether or not this Bond be overdue, and neither the Company nor the Trustee shall be affected by any notice to the contrary; and all such payments so made to such registered owner or upon his order shall be valid and effectual to satisfy and discharge the liability upon this Bond to the extent of the sum or sums paid.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Trust Indenture Trustee, signed by an authorized officer of the Trust Indenture Trustee and attested by the Secretary or an Assistant Secretary of the Trust Indenture Trustee within 90 days after the applicable Interest Payment Date, stating that the payment of principal of or interest on this Bond has not been fully paid when due and specifying the amount of funds required to make such payment.

Before any transfer of this Bond by the registered holder or his or its legal representative will be recognized or given effect by the Company or the Trustee, the registered holder shall notify the Company and the Trustee of the name and address of the transferee. By acceptance hereof the holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the holder or of any such transferee to comply with the requirements of the preceding sentence.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in any indenture supplemental thereto, or in any Bond or coupon thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company or any predecessor or successor corporation or company, either directly or through the Company or any predecessor or successor corporation or company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture, any indenture supplemental thereto and the obligations thereby secured, are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or be incurred by, such incorporators, members, managers, stockholders, officers, directors or employees, as such, of the Company or of any predecessor or successor corporation or company, or any of them, because of the creation of the indebtedness thereby authorized, or under or by reason of any of the obligations, covenants or agreements contained in the Indenture or in any indenture supplemental thereto or in any of the Bonds or coupons thereby secured, or implied therefrom.

This Bond shall be governed by and construed in accordance with the law of the State of New York except as provided in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any

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purpose.

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         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

                                    By: _____________________________________
                                        Name:
                                        Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______, 2002

                                    JPMORGAN CHASE BANK, as Trustee

                                    By: _____________________________________
                                        Authorized Signatory

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